                                 March 29, 1996



Dear Shareholders:

     On behalf of the Board of Directors, you are cordially invited to attend the Annual Meeting of Shareholders of First Cherokee Bancshares, Inc. (the "Company"), the bank holding company for First National Bank of Cherokee, Woodstock, Georgia.

     The meeting will be held at the Woodstock Library, 510 North Main Street, Woodstock, Georgia, on Wednesday, April 17, 1996, at 4:00 p.m. I look forward, as do the other members of the Board of Directors and our management team, to the opportunity of personally greeting those shareholders in attendance.

     Information about the meeting is provided in the enclosed Notice of Annual Meeting of Shareholders and Proxy Statement. Also included is the Company's 1995 Annual Report.

     Your interest and participation, regardless of the number of shares you own, are important to the continued success of the Company and First National Bank of Cherokee. Therefore, please mark, sign and date the enclosed Proxy and return it to the Company in the postage-paid envelope provided so that your shares can be voted, whether or not you plan to attend the meeting in person.

     Your continued interest and support of the Company and First National Bank of Cherokee are appreciated.

                                        Sincerely,



                                        Carl C. Hames, Jr.
                                        President and Chief Executive Officer

                         FIRST CHEROKEE BANCSHARES, INC.
                           A BANK HOLDING COMPANY FOR
                         First National Bank of Cherokee
                              6395 E. Alabama Road
                            Woodstock, Georgia  30188
                                 (770) 591-9000
                           ___________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held April 17, 1996
                           ___________________________


To:  The Shareholders of First Cherokee Bancshares, Inc.:

     The Annual Meeting of Shareholders (the "Annual Meeting") of First Cherokee Bancshares, Inc. (the "Company") will be held at the Woodstock Library, 510 North Main Street, Woodstock, Georgia, on Wednesday, April 17, 1996, at 4:00 p.m., for the purpose of acting upon the following matters:

     1. To elect 12 members to the Board of Directors to serve a one-year term expiring in 1997; and

     2. To consider such other business as may properly come before the Annual Meeting or any adjournments thereof.


     The Board of Directors has set March 7, 1996, as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL AS MORE PARTICULARLY DESCRIBED IN THE ATTACHED PROXY STATEMENT.

YOUR PROXY IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND MAIL THE PROXY TO THE COMPANY IN THE ACCOMPANYING, POSTAGE-PAID ENVELOPE.

                              By Order of the Board of Directors



                              Carl C. Hames, Jr.
                              President and Chief Executive Officer
March 29, 1996

                         FIRST CHEROKEE BANCSHARES, INC.
                           A BANK HOLDING COMPANY FOR
                         First National Bank of Cherokee
                           ___________________________

                                 PROXY STATEMENT
                         Annual Meeting of Shareholders
                            To Be Held April 17, 1996
                           ___________________________


                          PROXY SOLICITATION AND VOTING

     This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of proxies from the shareholders of First Cherokee Bancshares, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held April 17, 1996 (the "Annual Meeting"). This Proxy Statement and the enclosed form of proxy (the "Proxy") are being mailed to the Company's shareholders on or about March 29, 1996.

     The Board of Directors has set March 7, 1996, as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. As of the record date, there were 551,804 shares (the "Shares") of common stock of the Company issued and outstanding. The number of shares has been adjusted to reflect a 10% stock split declared on January 17, 1996, and payable on April 1, 1996, effected in the form of a dividend. A quorum for the Annual Meeting consists of the holders of the majority of the Shares present in person or represented by Proxy. Each Share is entitled to one vote on each matter to come before the Annual Meeting.

     Directors are elected by a plurality of the Shares present in person or by Proxy and entitled to vote. Only those votes actually cast will be counted for the purpose of determining whether a particular nominee received sufficient votes to be elected. Accordingly, any abstentions and broker non-votes will not be included in vote totals and will not be considered in determining the outcome of the vote.

     Approval of any other matter that may properly come before the Annual Meeting requires the affirmative vote of a majority of the Shares present in person or by Proxy and entitled to vote on such matter. Abstentions will be counted in determining the minimum number of votes required for approval and, therefore, have the effect of negative votes. Broker non-votes will not be counted as votes for or against approval of any other matter properly brought before the Annual Meeting.

     The Proxy is solicited for use at the Annual Meeting if a shareholder is unable to attend the Annual Meeting in person or wishes to have his Shares voted by proxy, even if he or she attends the Annual Meeting. Any Proxy may be revoked by the person giving it at any time before its exercise, by notice to the Secretary of the Company, by submitting a Proxy having a later date, or by such person appearing at the Annual Meeting and electing to vote in person. All Shares represented by valid Proxies received pursuant to this solicitation and not revoked before their exercise will be voted in the manner specified therein. If a Proxy is signed and no specification is made, the Shares represented by the Proxy will be voted in favor of the Proposal described below and in accordance with the best judgment of the persons exercising the Proxy with respect to any other matters properly presented for action at the Annual Meeting.

     In addition to this solicitation by mail, the officers and employees of the Company and the Bank, without additional compensation, may solicit Proxies in favor of the Proposal, if deemed necessary, by personal contact, letter, telephone or other means of communication. Brokers, nominees and other custodians and fiduciaries will be requested to forward Proxy solicitation material to the beneficial owners of the Shares, where appropriate, and the Company will reimburse them for their reasonable expenses incurred in connection with such transmittals. The Company will bear costs of solicitation of Proxies for the Annual Meeting.

     The Company is a bank holding company organized in 1988 under the laws of the State of Georgia. The Company's subsidiary, First National Bank of Cherokee (the "Bank"), commenced commercial banking operations on November 27, 1989 in Woodstock, Georgia.


                              ELECTION OF DIRECTORS

NOMINEES

     The members of the Board of Directors of the Company are elected by the shareholders. The Board of Directors of the Company presently consists of 12 members, each of whom has served since 1988 and each of whom also serves as a director of the Bank. The members of the Board of Directors of the Bank are elected annually by the Company, acting as sole shareholder of the Bank.

     The Board of Directors has nominated the 12 incumbent directors listed below for re-election as directors of the Company to serve one-year terms which will expire at the 1997 Annual Meeting of Shareholders or when their successors are elected and qualified. It is intended that each Proxy solicited on behalf of the Board of Directors will be voted only for the election of the nominees designated below. At this time, the Board of Directors knows of no reason why a nominee might be unable to serve, but if that should occur before the Annual Meeting, it is intended that the Proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

     The following table sets forth the name, age at December 31, 1995, and principal occupation for the last five years of each of the 12 nominees.

Name                             Age      Principal Occupation
- ----                             ---      --------------------
Alan D. Bobo                     44       Mr. Alan Bobo is the owner of Bobo
                                          Plumbing Company, Woodstock, Georgia.

Elwin K. Bobo                    48       Mr. Elwin Bobo is the owner of Bobo
                                          Construction Company, Woodstock,
                                          Georgia.


                                       -2-


Name                             Age      Principal Occupation
- ----                             ---      --------------------
Michael A. Edwards               37       Mr. Michael Edwards is Vice President
                                          of Edwards Tire Sales, Inc.

J. Stanley Fitts                 52       Mr. Stanley Fitts is the owner and
                                          President of Reeves Floral Products,
                                          Inc., Woodstock, Georgia.

Russell L. Flynn                 63       Mr. Russell Flynn has been a sales
                                          associate at Cherokee Realty since
                                          1988 and served as a Cherokee County
                                          Commissioner through 1992.  Mr. Flynn
                                          is the past owner and President of
                                          Mar-Lyn Printing, Inc.

Carl C. Hames, Jr.               47       Mr. Carl Hames is President and Chief
                                          Executive Officer of the Company and
                                          the Bank.  He was employed from 1976
                                          until 1987 by Cherokee Federal
                                          Savings, where he attained the
                                          position of Senior Vice President and
                                          was President of its subsidiary,
                                          Cherokee Financial Services
                                          Corporation.  From November 1987 until
                                          June of 1988, Mr. Hames was the
                                          President, Chief Executive Officer,
                                          and a member of the Board of Directors
                                          of First Federal Savings Bank,
                                          Ashburn, Georgia.  Mr. Hames was an
                                          owner of South Main Properties and co-
                                          owner of South Main Systems, Watkins
                                          Marble, and Hydrotec, Inc., in
                                          Woodstock, Georgia, until becoming
                                          President and Chief Executive Officer
                                          of the Company in 1990 and President
                                          and Chief Executive Officer of the
                                          Bank in January of 1991.

C. Garry Haygood                 45       Mr. Garry Haygood is the Executive
                                          Vice President of Haygood Hauling and
                                          Grading, Woodstock, Georgia.

Thomas D. Hopkins, Jr.           61       Mr. Thomas Hopkins is President of
                                          Hopkins and Son, Inc.   He also is a
                                          Georgia Real Estate Broker and owner
                                          of Tom Hopkins Realty in Woodstock.

Bobby R. Hubbard                 52       Mr. Bobby Hubbard is a Flight
                                          Equipment Instructor for Lockheed
                                          Aeronautical Systems in Marietta,
                                          Georgia.


                                       -3-


Name                             Age      Principal Occupation
- ----                             ---      --------------------
Dennis M. Lord                   54       Mr. Dennis Lord serves as Secretary of
                                          Bay, Lingerfelt and Lord, Inc., a
                                          grading contracting company in
                                          Atlanta, Georgia.

Larry R. Lusk                    46       Mr. Larry Lusk was the owner and
                                          President of Lusk Construction, Inc.,
                                          a commercial construction company in
                                          Canton, Georgia from 1977 to 1995.  He
                                          now is a commercial/industrial
                                          developer and serves part-time as
                                          Sales Engineer for Lusk Construction,
                                          Inc.

Dr. Stuart R. Tasman             43       Dr. Stuart Tasman is an optometrist in
                                          private practice in Cherokee County,
                                          Georgia.

     There are no arrangements or understandings between the Company and any person pursuant to which any of the above persons have been or will be elected a director. No director is a director of another bank or bank holding company. Alan D. Bobo and Elwin K. Bobo are brothers.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
              ELECTION AS DIRECTORS OF THE 12 NOMINEES NAMED ABOVE.

MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company held six meetings during 1995. Each of the meetings was attended by at least 75% of the directors of the Company. The Board of Directors of the Company does not have standing committees.


                               EXECUTIVE OFFICERS

     The following table sets forth the name, age at December 31, 1995, and principal occupation for the last five years of each of the executive officers of the Company.


Name                                  Principal Occupation
- ----                                  --------------------
Carl C. Hames, Jr.                    Mr. Hames, age 47, has been President and
                                      Chief Executive Officer of the Company
                                      since 1990.  Prior thereto, he was
                                      employed from 1976 until 1987 by Cherokee
                                      Federal Savings, where he attained the
                                      position of Senior Vice President and was
                                      President of its subsidiary, Cherokee
                                      Financial Services Corporation.  From
                                      November 1987 until June of 1988, Mr.
                                      Hames was the President, Chief Executive
                                      Officer, and a member of the Board of
                                      Directors of First Federal


                                       -4-


Name                                  Principal Occupation
- ----                                  --------------------
                                      Savings Bank, Ashburn, Georgia.  Mr. Hames
                                      was owner of South Main Properties and co-
                                      owner of South Main Systems, Watkins
                                      Marble, and Hydrotec, Inc., in Woodstock,
                                      Georgia, until becoming President and
                                      Chief Executive Officer of the Company in
                                      1990 and President and Chief Executive
                                      Officer of the Bank in January of 1991.

Kitty A. Kendrick                     Ms. Kendrick, age 37, joined the Bank in
                                      February 1993 as a Senior Vice President
                                      and became the Company's Chief Financial
                                      Officer effective April 1, 1993.  Prior to
                                      joining the Bank, she was a Senior Vice
                                      President and Chief Financial Officer of
                                      Cobb Federal Savings Bank from February
                                      1983 to February 1993.


                       DIRECTOR AND EXECUTIVE COMPENSATION

DIRECTOR COMPENSATION

     The Company does not compensate its directors for their services as members of the Board of Directors of the Company. Effective October 1, 1993, the Bank began compensating its directors for their services as directors and as members of committees of the Bank. Directors currently receive $300 per board meeting attended and between $45 and $75 per committee meeting attended, depending on the type of committee which is meeting. Director Hames does not receive fees for board and committee meetings which are held during the normal business hours of the Bank. Payment of these fees is made monthly, depending on the financial performance of the Bank.

The Bank has implemented a director retirement benefit deferred compensation plan with an endorsement split-dollar life insurance plan for the benefit of all members of the Board of Directors of the Bank.

The retirement benefit and deferred compensation plan is called the Indexed Director Fee Continuation Plan and is designed to provide an annual retirement benefit, to be paid to each director upon retirement from the board. This plan provides retirement benefits in two ways, with an indexed formula and with fee deferrals.

This Indexed Plan is also designed to provide these benefits with the least risk to the Bank's safety and soundness and at the least possible cost. The amount of a portion of the benefits is determined by an indexed formula. The index used in this plan to calculate the amount of the retirement benefit is the earnings on a specific life insurance policy. The Bank "keeps" the opportunity costs on the premiums paid. Any earnings in excess of the opportunity costs are accrued to a liability reserve account for the benefit of the director. At retirement, this liability reserve account is paid out over a specified period of years. In addition, the annual earnings in excess of the opportunity costs are paid out annually after retirement. These payments will continue for the life of the director.

The deferred compensation part of the plan is optional. Each director may elect to defer a portion or all of his current directors' fees for the next ten years. The Bank will establish a liability reserve account for each director that elects to defer income and credit that account in an amount equal to those deferrals. In addition, that liability account will be credited with interest at a rate that is indexed to current market conditions.

The amount of the deferred compensation part of the retirement benefit is a function of the percentage of directors' fees that is deferred by each director and the floating rate of interest applied to those deferrals until retirement.

The Bank's obligations under the retirement benefit portion of this plan are unfunded; however, the Bank has purchased life insurance policies on each insurable director which are actuarially designed to offset the annual expenses associated with the plan and will, given reasonable actuarial assumptions, offset all of the plan's costs during the life of each director and provide a complete recovery of all plan costs at each director's death. The Bank is the sole owner of all policies.

The life insurance benefit for each insurable director is being provided by an Endorsement Split Dollar Plan whereby the Bank endorses eighty percent (80%) of the net-at-risk life insurance portion of a policy on the life of each insurable director for payment to the designated beneficiary of that director. The policy and its entire surrender value, as well as the remainder of the net-at-risk life insurance is owned by the Bank.

EXECUTIVE COMPENSATION

     The compensation described below is paid for all services rendered to the Company and the Bank. The Company does not separately compensate its executive officers for services rendered for the benefit of the Company.

     Mr. Hames also receives retirement benefits under the same plan as described above for his services rendered as an Executive Officer of the Bank in addition to those he receives as a director of the Bank.

     The following Summary Compensation Table presents the total compensation paid during 1995 and 1994 to Mr. Hames.


                                                     Summary Compensation Table
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                                      Long-Term Compensation
                                                                                -----------------------------------
                                         Annual Compensation                          Awards                 Payouts
                          ----------------------------------------------     ----------------------------------------
                                                                Other        Restricted                                      All
                                                               Annual           Stock        Options/         LTIP          Other
                                   Salary         Bonus     Compensation       Awards          SARs          Payouts    Compensation
Name and Position         Year       ($)          ($)            ($)             ($)           (#)             ($)           ($)
- -----------------         ----     -------       -------   --------------    ----------      ---------      ---------   ------------

Carl C. Hames             1995     $90,625       $50,000      $3,641(1)           0              0              0         $6,000(2)
Chief Executive Officer

                          1994     $75,000       $37,500          0               0              0              0         $6,000(2)
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------

(1) Consists of the Company's matching of Mr. Hames' contribution to the bank's 401K plan.


(2) Consists of an automobile allowance of $6,000 per year.


     During fiscal 1995, Mr. Hames was not granted any options, and the Company had no outstanding stock appreciation rights and granted no stock appreciation rights.

     Mr. Hames exercised no options to purchase shares of Common Stock during 1995. The following table presents information regarding the number of unexercised options held by him at December 31, 1995, adjusted for the 10% stock split declared January 17, 1996, and payable April 1, 1996.

                          FISCAL YEAR-END OPTION VALUES


                                            NUMBER OF UNEXERCISED
                                          OPTIONS HELD AT 12/31/95
                                          ------------------------

     NAME                                 EXERCISABLE/UNEXERCISABLE
     ----                                 -------------------------

     Carl C. Hames, Jr.                       3,300        0


     During 1995, the Company and the Bank renewed Mr. Hames' contract agreeing that Mr. Hames will continue to serve as President and Chief Executive Officer, and as a director of the Company and the Bank until May 11, 2000, unless sooner terminated for cause or by reason of death or disability. The agreement provides for Mr. Hames to receive (a) a base salary (currently $100,000) to be adjusted annually by not more than 8% based upon the change in the consumer price index for the metropolitan Atlanta area, (b) an annual performance bonus as may be determined by the Bank's Board of Directors, (c) an automobile allowance, (d) term life insurance providing benefits in an amount of at least two times annual salary, group health and hospital insurance, and long term disability insurance benefits with benefits equal to 60% of annual salary,
(e) reimbursement for business-related expenses and country club dues, (f) the establishment of a pension plan, and (g) options to acquire 3,300 shares of the Company's common stock.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth certain information regarding the Shares owned, as of March 7, 1996, (a) by each person who beneficially owns more than 5% of the Shares, (b) by each of the Company's directors and executive officers, and (c) by all of the Company's directors and executive officers as a group.
The table incorporates the effect of a 10% stock split effected in the form of a dividend declared by the Company on January 17, 1996, and payable April 1, 1996.


                                                       Number of     Adjusted
                              Number      Percent   Shares Subject    Percent
      Name of                   of          of        to Warrants       of
 Beneficial Owner(1)         Shares(2)     Class    and Options(3)   Class(4)
 -------------------         ---------    -------   --------------   --------

DIRECTORS
- ---------
Alan D. Bobo                 15,965(5)       2.9          9,900         4.6
Elwin K. Bobo                18,555(6)       3.4         14,850         5.9
Michael A. Edwards            8,360(7)       1.5          8,250         3.0
J. Stanley Fitts             22,902(8)       4.2         19,250         7.4
Russell L. Flynn              9,900(9)       1.8         11,000         3.7
Carl C. Hames, Jr.           21,172(10)      3.8         30,800(11)     8.9
Morgan Harvill, Jr.           2,011(12)     0.04         27,500         5.1
C. Garry Haygood             28,428(13)      5.2         13,750         7.5
Thomas D. Hopkins, Jr.       15,434(14)      2.8         11,000         4.7
Bobby R. Hubbard             11,268(15)      2.0          9,900         3.8
Dennis M. Lord               31,240(16)      5.7         16,500         8.4
Larry R. Lusk                17,901(17)      3.2          8,800         4.8
Dr. Stuart R. Tasman         11,876(18)      2.2          8,800         3.7

OFFICERS
- --------
Kitty A. Kendrick               132(19)     0.02          2,200(20)     0.4

All directors and           213,133         38.6        165,000        52.8
executive officers
as a group
(14 persons)(21)
____________________________

(1) Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. The information shown above is based upon information furnished to the Company by the named persons. Information relating to beneficial ownership of the Shares is based upon "beneficial ownership" concepts set forth in rules promulgated under the Securities Act of 1934, as amended. Under such rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty (60) days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities.

(2) Excludes shares deemed to be beneficially owned through the right to exercise warrants or options within 60 days of the record date.

(3) In recognition of the efforts and financial risks undertaken by the directors in organizing the Company and the Bank, the directors were granted warrants to purchase one share of common stock for each share purchased in the Company's initial public offering. The exercise price of the warrants is $10.00 per share, and the warrants may be exercised at any time within 10 years of the date that the Bank commenced business as a national bank (i.e., November 27, 1989).


(4) Adjusted to reflect shares beneficially owned and shares deemed to be beneficially owned through the right to exercise warrants or stock options within 60 days of the record date.

(5) Consists of (a) 11,407 shares owned directly by Mr. Bobo; (b) 660 shares owned by Mr. Bobo's children, as to which Mr. Bobo disclaims beneficial ownership; (c) 2,857 shares owned by Mr. Bobo's wife, as to which Mr. Bobo disclaims beneficial ownership; and (d) 1,041 shares held in an IRA for the benefit of Mr. Bobo's wife, as to which Mr. Bobo disclaims beneficial ownership. Mr. Bobo's address is P.O. Box 1092, Woodstock, Georgia.

(6) Consists of (a) 17,182 shares owned directly by Mr. Bobo; and (b) 1,373 shares held in an IRA for Mr. Bobo's benefit. Mr. Bobo's address is P.O. Box 1092, Woodstock, Georgia.

(7) Consists of (a) 8,250 shares owned directly by Mr. Edwards; and (b) 110 shares held by Mr. Edwards' daughter, as to which Mr. Edwards disclaims beneficial ownership. Mr. Edwards' address is 7767 Turner Road, Woodstock, Georgia.

(8) Consists of (a) 13,530 shares owned directly by Mr. Fitts; (b) 7,150 shares held by Reeves Greenhouse, Inc. Profit Sharing Plan; and (c) 2,222 shares held by Reeves Greenhouse, Inc. Mr. Fitts' address is 5669 E. Alabama Road, Woodstock, Georgia.

(9) As to the indicated shares, Mr. Flynn shares voting power with his wife. Mr. Flynn's address is 28 Lake Arrowhead Station # 2024, Waleska, Georgia.

(10) Consists of (a) 10,065 shares owned directly by Mr. Hames; (b) 2,585 shares held in an IRA for Mr. Hames benefit; (c) 7,092 shares held by Mr. Hames' wife, as to which Mr. Hames disclaims beneficial ownership; (d) l,265 shares held in an IRA for the benefit of Mr. Hames' wife, as to which Mr. Hames disclaims beneficial ownership; and (e) 165 shares held by Mr. Hames' son, as to which Mr. Hames disclaims beneficial ownership. Mr. Hames' address is 2461 South Cherokee Lane, Woodstock, Georgia.

(11) Includes 27,500 shares subject to warrants and 3,300 shares subject to options granted pursuant to the Company's Stock Option Plan.

(12) Consists of (a) 110 shares owned directly by Mr. Harvill; (b) 1,037 shares held in a Keogh plan for the benefit of Mr. Harvill; (c) 609 shares held in an IRA for the benefit of Mr. Harvill; and (d) 255 shares owned by Mr. Harvill's wife, as to which he disclaims beneficial ownership. Mr. Harvill's address is P. O. Box 1059, Woodstock, Georgia.

(13) Consists of (a) 26,355 shares owned directly by Mr. Haygood; (b) 1,021 shares held in an IRA for the benefit of Mr. Haygood; (c) 550 shares held by Mr. Haygood's wife as custodian for his daughters, as to which Mr. Haygood disclaims beneficial ownership; and (d) 502 shares held in an IRA for the benefit of Mr. Haygood's wife, as to which Mr. Haygood disclaims beneficial ownership. Mr. Haygood's address is 1472 Johnson Brady Road, Canton, Georgia.

(14) Consists of (a) 12,451 shares owned directly by Mr. Hopkins; (b) 2,701 shares held by Mr. Hopkins' wife, as to which Mr. Hopkins disclaims beneficial ownership; and (c) 282 shares held in an IRA for Mr. Hopkins' benefit. Mr. Hopkins' address is 2611 Beckwith Trail, Marietta, Georgia.

(15) Consists of (a) 9,900 shares owned directly by Mr. Hubbard; (b) 519 shares held in an IRA for Mr. Hubbard's benefit; (c) 519 shares held in an IRA for the benefit of Mr. Hubbard's wife, as to which Mr. Hubbard disclaims beneficial ownership; and (d) 330 shares held by Mr. Hubbard's daughter, as to which Mr. Hubbard disclaims beneficial ownership. Mr. Hubbard's address is 803 Upland Estates Drive, Woodstock, Georgia.

(16) Consists of (a) 16,500 shares owned directly by Mr. Lord; (b) 11,000 shares held by Bay Lingerfelt and Lord Inc. Profit Sharing Plan, as to which Mr. Lord shares voting power; (c) 880 shares held in an IRA for Mr. Lord's benefit; and (d) 2,860 shares owned jointly by Mr. Lord and his wife.
     Mr. Lord's address is 3155 Trickum Road, Woodstock, Georgia.

(17) Consists of (a) 8,800 shares owned directly by Mr. Lusk; (b) 7,146 shares held by his children, as to which Mr. Lusk disclaims beneficial ownership;
     (c) 1,189 shares held in an IRA for Mr. Lusk's benefit; and (d) 766 shares held by Mr. Lusk's wife, as to which Mr. Lusk disclaims beneficial ownership. Mr. Lusk's address is Route 10, Gaddis Road, Canton, Georgia.

(18) Consists of (a) 7,943 shares owned directly by Dr. Tasman; (b) 1,100 shares held by Dr. Tasman's daughters, as to which Dr. Tasman disclaims beneficial ownership; (c) 1,379 shares held in an IRA for Dr. Tasman's benefit; and
     (d) 1,454 shares held in a SEP IRA for Dr. Tasman's benefit. Dr. Tasman's address is 1147 Alabama Road, Acworth, Georgia.

(19) As to the indicated shares, Ms. Kendrick shares voting power with her husband. Ms. Kendrick's address is 187 Knollwood Drive, Marietta, Georgia.

(20) Consists of 2,200 shares subject to options granted pursuant to the Company's Key Employee Stock Option Plan.

(21) Morgan Harvill, Jr., is neither a director nor an executive officer of the Company. Accordingly, his Shares and Shares Subject to Warrants and
     Options are not included in   these totals.

                               SECTION 16 REPORTS


     Section 16 of the Securities Exchange Act of 1934 requires the Company's officers, directors, and greater than 10% shareholders ("Reporting Persons") to file certain reports ("Section 16 Reports") with respect to beneficial ownership of the Company's equity securities. Based on its review of the Section 16 Reports furnished to the Company by its Reporting Persons and, where applicable, any written representation by any Reporting Person that no Form 5 was required, all Section 16 filing requirements applicable to the Company's Reporting Persons during and with respect to 1995 have been complied with on a timely basis.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     Certain of the executive officers and directors of the Company and the Bank, and principal shareholders of the Company and affiliates of such persons have, from time to time, engaged in banking and other business transactions with the Bank and are expected to continue such relationships in the future. All loans or other extensions of credit made by the Bank to such individuals were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated third parties and are believed by management not to involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 1995, loans to directors of the Company and the Bank, and principal shareholders of the Company and affiliates of such persons, aggregated to approximately $1,423,000.

     The Company leases the land upon which the Bank building is located from J. Stanley Fitts, chairman of the Board of Directors. The initial term of the ground lease is 20 years, with four separate renewal options to extend the term of the lease for additional five-year periods. The Company has the option to purchase the property during the tenth year of the lease term or at each five year interval thereafter through the end of the lease. Under the terms of the ground lease the Company also pays property taxes, insurance and maintenance. During the fiscal year ended December 31, 1995, the Company paid $55,123 in rentals under the ground lease.


                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has ratified management's selection of Evans, Porter, Bryan & Co. as its independent certified public accountants for the current fiscal year. Evans, Porter, Bryan & Co. has audited the Company's and the Bank's financial statements since 1991. A representative of that firm is expected to be present at the Annual Meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.


                              SHAREHOLDER PROPOSALS

     Any shareholder proposal intended for inclusion in the Company's proxy material for the 1997 Annual Meeting of Shareholders must be received at the principal offices of the Company not later than November 22, 1996.

                                  OTHER MATTERS

     At the time of the preparation of this Proxy Statement, the Company was not aware of any matters to be presented for action at the Annual Meeting other than the Proposal referred to herein. If other matters are properly presented for action at the Annual Meeting, it is intended that the persons named as Proxies will vote or refrain from voting in accordance with their best judgment on such matters.


                                 ANNUAL REPORTS

     Copies of the 1995 Annual Report are being mailed to all shareholders together with this Proxy Statement. Additional copies may be obtained from the Secretary, First Cherokee Bancshares, Inc., 6395 E. Alabama Road, Woodstock, Georgia 30188.

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995 (without exhibits) as filed with Securities and Exchange Commission, will be furnished without charge to shareholders on request to the Secretary, First Cherokee Bancshares, Inc., 6395 E. Alabama Road, Woodstock, Georgia 30188.


Woodstock, Georgia

                        FIRST CHEROKEE BANCSHARES, INC.
       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

    The undersigned shareholder of FIRST CHEROKEE BANCSHARES, INC. (the "Company") hereby constitutes and appoints J. Stanley Fitts, Carl C. Hames, Jr. and Bobby R. Hubbard, and each of them, as true and lawful attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and act with respect to all shares of the Company's Common Stock (the "Shares"), the undersigned could vote, and with all powers the undersigned would possess, if personally present, at the Annual Meeting of Shareholders of the Company to be held on April 17, 1996, and at any adjournments or postponements thereof (the "Annual Meeting").

    IF THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, SUCH SHARES WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED BELOW AND IN THE DISCRETION OF THE PROXIES NAMED ABOVE ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

                       NOMINEES FOR ELECTION AS DIRECTORS

Alan D. Bobo
Elwin K. Bobo
Michael A. Edwards
J. Stanley Fitts
Russell L. Flynn
Carl C. Hames, Jr.
C. Garry Haygood
Thomas D. Hopkins, Jr.
Bobby R. Hubbard
Dennis M. Lord
Larry R. Lusk
Dr. Stuart R. Tasman

       The Board of Directors recommends a vote FOR the Election of Directors

PROPOSAL: Election of              / /     FOR ALL NOMINEES LISTED ABOVE (except as      / /
Directors:                                 marked to the contrary below)

PROPOSAL: Election of           WITHHOLD AUTHORITY TO VOTE FOR ALL

Directors:                      NOMINEES LISTED ABOVE

    To withhold authority for any nominee(s), write the name(s) of such nominee(s) in the space provided below.

- --------------------------------------------------------------------------------
                           CONTINUED ON REVERSE SIDE

                                                        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                                                        PROMPTLY!
                                                        Please sign exactly as name appears hereon. When
                                                        shares are held by joint tenants, both should sign.
                                                        When signing as attorney, executor, administrator,
                                                        trustee or guardian, please give full title as such.
                                                        If a corporation, please sign in full corporate name
                                                        by president or other authorized officer. If a
                                                        partnership, please sign in partnership name by
                                                        authorized person.
                                                        , 1996
                                                        SIGNATURE                         DATE
                                                        , 1996
                                                        SIGNATURE                         DATE

    This proxy revokes all prior dated proxies. The signer hereby acknowledges receipt of the Company's proxy statement dated March 29, 1996.